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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)         June 6, 1996
                                                      -----------------------


                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)



                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)


         0-31986 (86-689)                                None
- ------------------------------------        ---------------------------------
(Commission File Number)                    (IRS Employer Identification No.)



   3324 Four Bentall Centre, 1055 Dunsmuir Street, Vancouver, B.C., V7X 1L3
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        (Address of principal executive officers)             (Zip Code)



     Registrant's telephone number, including area code     (604) 681-3541
                                                        ---------------------

                                         n/a
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         (Former name or former address, if changed since last report)


                  Exhibits begin on Page 4


                         Page 1 of 4 Pages
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                                      -2-


ITEM 5:  OTHER EVENTS

         By news release dated June 6, 1996, a copy of which is attached hereto as Exhibit 99, the Registrant announced its intention to raise up to U.S.$35,000,000 through the sale of its common shares by way of a prospectus filed in Canada.

         The offer of common shares is subject to various conditions.

         The common shares being offered have not been and will not be registered under the United States Securities Act of 1933, as amended, or states securities laws, and, subject to certain exceptions, may not be offered or sold in the United States or to U.S. persons.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GLAMIS GOLD LTD.
                                         -----------------------------------
                                         (Registrant)

June 6, 1996


                                         "G. Barry Finlayson"
                                         -----------------------------------
                                         G. BARRY FINLAYSON
                                         Secretary